united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

32 West 39th Street, 9th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Mike Wagner, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-995-8300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Boyar
value fund

Annual Report
December 31, 2017

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

A Look Back

Our performance for the fourth quarter of 2017 was satisfactory as the Fund increased by 6.50% versus 6.64% for the S&P 500. Although we are pleased with our results on an absolute basis, we still trailed the S&P 500 for 2017 as the Fund advanced 15.48% versus 21.83% for the S&P 500. It is worth noting that the average cash position of the Fund was 12.05% percent in 2017.

The S&P 500’s superior performance has in part been driven by performance chasing individual investors embracing passive investment strategies. In the late 1990s, passive investing represented approximately 10% of U.S. equity assets; however, it now represents roughly 40% (when factor-based investing is included). This momentum has come at a cost to value investors, because most of the money that has flowed into index funds has been used to purchase growth stocks, which have the largest weightings in most of the major indices as well as ETFs. This has contributed to the outperformance of many of the most sizeable index/ETF components (which to a large extent are technology companies) and has become a self-fulfilling prophecy.

As stated in a recent Wall Street Journal article:

Investors who loaded up on U.S. and Asian stock index funds might be surprised to learn just what they own now: technology stocks—a lot of them... Led by Apple Inc., and its peers, the weighting of technology stocks in the S&P 500 index has climbed to 23.8% as of December 26, from 20.8% at the end of 2016, according to S&P Dow Jones Indices. Over the past 10 years, the weighting of the tech sector in the S&P 500 at year-end has averaged 19.6%.

Furthermore, according to an article written in November by Rob Isbitts that appeared on Forbes.com nearly 50% of the S&P 500’s return (through November 6th) had been generated by 17 companies, and more than half of those businesses are technology companies. He noted that the next 33 highest weighted companies contributed another 25% of the S&P 500’s return. So essentially 50 stocks accounted for 75% of the S&P 500s gains.

A Look Ahead

As long as passive funds benefit from positive inflows, they should continue to perform well. That said, what happens when redemptions exceed fund inflows? In 2017, an S&P 500 index fund, run by PNC, experienced withdrawals of $63 million, representing 38% of its assets. Considering that this fund’s mandate is to replicate a market capitalization-weighted index, it had no flexibility in terms of what assets to liquidate. Because Apple represented ~4% of the S&P 500, it had to sell ~4% of its Apple holdings (which have appreciated significantly over the past few years). It was unable to do what any tax-sensitive active asset manager would do— consider selling holdings that had gone down in value, thereby mitigating any taxes owed. This lack of flexibility resulted in the fund paying out $4.19 in gains on a per-share basis, on a fund whose NAV was $19 per share, leaving investors with a significant tax bill. Although this may be an extreme example, investors should be aware of the potential consequences of owning a passive investment vehicle.

During my investment career which is approaching its 5th decade, I have learned that when a particular investment style has caught the attention of a large group of market participants by capturing outsized gains, investors should exercise extreme caution. For example, during the 1960s and 70s, a group of stocks, affectionately dubbed the “nifty fifty,” were in high demand. Companies like Polaroid and Xerox were considered one-decision stocks—in other words, investors could buy them and hold them forever—because they would be

32 West 39th Street • 9th Floor • New York, NY 10018 • P. 212.995.8300 • F. 212.995.5636
www.BoyarValueGroup.com

able to grow earnings regardless of economic conditions. The valuations of these companies soared; in fact, Polaroid was the first major company to command a P/E multiple of 100.

When the U.S. economy entered a severe recession in the early- to mid-1970s, the nifty fifty’s profit growth faltered, and these stocks lost, on average, ~75% of their value. In addition, at the height of the dotcom mania, value-oriented investors were considered to be dinosaurs and underperformed the market for several years. However, they were eventually vindicated when the vast majority of dotcom companies crashed and burned, causing the tech-heavy NASDAQ to lose almost 80% of its value after peaking in March of 2000. In the era following the dotcom implosion, value investing once again regained its luster and handily beat growth stocks for a prolonged period of time. We are confident this will eventually reoccur; we just cannot accurately predict the timing.

Although normally we are bottoms-up stock pickers and do our utmost to ignore macro-economic data when analyzing individual stocks, certain economic factors/indicators exist that give us reasons for both optimism and caution. Some of these are detailed below.

U.S. Consumer Confidence Continues to Strengthen

U.S. consumer confidence is at a 17-year high (as measured by The Conference Board). However, we believe that another leg-up could come during 2018. The potential benefit of increased discretionary income for individuals via lower tax rates, as well as the broader impact of accelerating economic growth in the U.S should serve as positive catalysts for consumer confidence levels in the coming quarters. Further gains in confidence should bode well for the fundamentals of a range of sectors within the economy, such as consumer discretionary and retail. These positive tailwinds should improve the outlook for several companies owned by our clients, such as Kohls, Tapestry (formerly Coach), and Harley Davidson.

Foreign Investors are Piling into U.S. Stocks as Margin Debt Rises to a New Record

After four years of foreign investors pulling money out of U.S. stocks (2013–2016), overseas buyers pumped over $66 billion into these stocks between January and September 2017; almost 40% of these inflows came in September alone. (Source: Wall Street Journal) This development is somewhat concerning for the 8+ year bull market because foreign investors have historically proven to be “the last group to the party” in a rising market. (Note that foreign money piled into U.S. stocks in 2000 and 2007 just prior to major selloffs.)

Of equal concern is that margin debt recently reached a record $560 billion (higher than previous bubble peaks). This statistic may, in real terms, understate the leveraged bets being made on a rising stock market, considering that the assets in Rydex bull funds currently outnumber those in Rydex bear funds by almost 30 to 1.

Interest Rates

The Fed has indicated that it is set to raise interest rates three times in 2018. Additionally, it is already in the process of shrinking its balance sheet after pumping trillions of dollars into the financial system to help combat the global financial crisis. Although we believe that both are prudent long-term policy decisions, the Fed needs to be extraordinarily careful in implementing them. If it raises rates too quickly, this could have significant negative consequences for the economy. Our fear is that if the economy continues to improve, the Fed will implement additional rate hikes to combat inflation, potentially derailing the economic expansion. Although the situation is not completely analogous (as rates were much higher then), the Fed should be mindful of what happened in 1994, when a rise in rates caused a horrific corporate bond rout.

Presidential Election Cycle

While we take statistics about stock market performance and the presidential election cycle with a large grain of salt, what has occurred in the past is at least worth noting. If history is any guide, 2018 should be a rollercoaster ride in terms of stock market performance. In 9 of the past 14 midterm election years, bear markets either began or were already in progress. Since 1913, the Dow Jones Industrial Average has dropped by an average of 20.4% from its post-election year high to its subsequent low in the following midterm year, and since 1914, it has gained 47.4%, on average, from its midterm-year low to its subsequent high the following year. With the Dow trading near all-time highs, history tells us that 2018 could bring a bear market (or a significant market correction) followed by a relatively quick recovery, creating a tremendous opportunity for opportunistic investors who are brave enough to “buy the dip.” However, because the current administration has deviated so significantly from prior presidencies in so many ways, past performance may not be indicative of future results in this instance.

*	Note: These Presidential Election Cycle statistics were provided with permission by Jeffrey Hirsch of the Stock Trader’s Almanac. The 2018 edition can be found at www.stocktradersalmanac.com.

Could we be experiencing a Market Melt-Up?

We believe the chances are better than average that the stock market is currently experiencing a market melt-up, which could culminate in a major decline in 2018. We have been calling for a correction for well over a year, and obviously we have been wrong/early. However, the longer the market advances without a meaningful decline, the greater the likelihood that the loss will be of a significantly higher magnitude. Remember, market corrections are an integral part of the investment process, and without them an investor could not capture future outsized gains. Having cash during these periods allows an individual to take advantage of the bargain basement prices that occur at such times; this should also make up for the underperformance resulting from holding an asset that demonstrates little or no return for a number of years (i.e. cash). As we have frequently noted, if we had not had cash in 2008 and 2009, we could not have taken advantage of the once-in-a-generation opportunities that arose then.

Amazon Antitrust Action?

One of the companies that helped lead the S&P 500 to record highs in 2017 was Amazon. However, could there be an antitrust case on the horizon? Although Amazon does not fit the traditional definition of a monopoly—its overall share of total U.S. retail sales is relatively small at ~5% (excluding food)—its market share of online sales is ~44%, according to eMarketer.

With current antitrust doctrine focusing mainly on consumer prices as evidence of sound competition, it does not appear that Amazon should have a legal problem because the company has caused the prices of most goods to decrease. Although Amazon probably does not have a bona fide legal issue, it certainly is faced with a significant political problem. It is no secret that President Trump is no fan of Amazon founder Jeff Bezos. In a 2016 speech, Trump stated, “If I become President—oh, do they have problems. They’re going to have such problems.” In a television interview, meanwhile, he said: “He (Bezos) thinks I’ll go after him for antitrust . . . because he’s got a huge antitrust problem, because he is controlling so much—Amazon is controlling so much—of what they are doing.”

It appears that Trump believes Bezos to be using the Washington Post (which he controls independently of Amazon) to protect the online retailer from both IRS and antitrust scrutiny. Amazon has a clear history of engaging in anticompetitive behavior. For example, after initially expressing a desire to buy Quidsi (the owners of Diapers.com as well as other online retailers) and being rebuffed, Amazon lowered the price of diapers so significantly that, by some estimates, it lost $100 million in three months on diapers alone.

This put so much pressure on Quidsi that it had no choice but to sell itself to Amazon. Not surprisingly, after purchasing Quidsi, Amazon stopped discounting the items over which it had competed with Quidsi. This is only one of many examples of Amazon using aggressive pricing to destroy its competitors as well as scare away new entrants.

Will the Trump administration convince the Justice Department to pursue Amazon? At least one well-known investor thinks so, with Doug Kass of Seabreeze Partners stating:

I am shorting Amazon today because I have learned that there are currently early discussions and due diligence being considered in the legislative chambers in Washington, D.C., with regard to possible antitrust opposition to Amazon’s business practices, pricing strategy and expansion announcements already made (as well as being aimed at expansion strategies being considered in the future).

If I am correct, word of this could lower Amazon’s shares by 10% overnight. And if expansion or pricing prohibitions are attacked for antitrust reasons (or for other reasons), a far more severe market impact is possible.

Some will argue that because Amazon’s stock price increased ~58% in 2017, the market considers the threat of government action to be remote. However, it is worth remembering how tight the deal spread was for the Time Warner/AT&T combination (another merger Trump vowed to oppose) before, apparently out of nowhere, the Justice Department sued to block it for what many view as politically motivated reasons.

If you have any questions or comments, please do not hesitate to contact our firm directly.

************************************

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns

(Through 12/31/17)

	1 Year	3 Year	5 Year	10 Year	Since Inception*
At NAV	15.48%	7.30%	12.51%	7.07%	6.90%

Inclusive of sales charges	9.71%	5.48%	11.36%	6.52%	6.63%

After taxes on distribution	9.27%	4.97%	10.88%	6.24%	6.22%

After taxes on distribution and the sale of shares	5.85%	4.18%	8.99%	5.22%	5.47%

S&P 500 Index	21.83%	11.41%	15.79%	8.50%	6.54%

*(5/5/98)

Cumulative Returns Since Inception

At NAV (5/5/98 through 12/31/17)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2017 was 2.24%. The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.80% for the same period. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2017)
(as a percentage of total net assets) (Unaudited)

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
REAL ESTATE 0.1%
OTHER/CASH EQUIVALENTS 12.9%
COSMETICS/PERSONAL CARE 0.7%
RETAIL 13.3%
INTERNET 0.9%
BANKS 11.9%
APPAREL 1.1%
MEDIA 11.4%
TELECOMMUNICATIONS 1.4%
SEMICONDUCTORS 1.4%
PHARMACEUTICALS 6.4%
COMPUTERS 1.4%
SOFTWARE 5.8%
LEISURE TIME 1.8%
LODGING 5.7%
TRANSPORTATION 2.2%
ENTERTAINMENT 2.6%
DIVERSIFIED FINANCIAL SERVICES 5.3%
FOOD 3.7%
HOUSEHOLD PRODUCTS/WARES 4.2%
INSURANCE 5.3%

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

Best regards,

Mark A. Boyar

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCK - 87.1%
	APPAREL - 1.1%
13,900	Hanesbrands, Inc.	$290,649

	BANKS - 11.9%
36,095	Bank of America Corp.	1,065,524
12,707	Bank of New York Mellon Corp.	684,399
4,430	Citigroup, Inc.	329,636
10,750	JPMorgan Chase & Co.	1,149,605
		3,229,164
	COMPUTERS - 1.4%
24,657	Conduent, Inc. *	398,457

	COSMETICS/PERSONAL CARE - 0.7%
3,200	Edgewell Personal Care Co. *	190,048

	DIVERSIFIED FINANCIAL SERVICES - 5.3%
8,500	Ameriprise Financial, Inc.	1,440,495

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
3,200	Energizer Holdings, Inc.	153,536

	ENTERTAINMENT - 2.6%
3,105	Madison Square Garden Co., Class A *	654,689
500	Marriott Vacations Worldwide Corp.	67,605
		722,294
	FOOD - 3.7%
3,000	Campbell Soup Co.	144,330
3,000	Kraft Foods Group, Inc.	233,280
9,000	Mondelez International, Inc., Class A	385,200
4,000	Sysco Corp.	242,920
		1,005,730

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HOUSEHOLD PRODUCTS/WARES - 4.2%
5,000	Clorox Co.	$743,700
3,700	Scotts Miracle-Gro Co., Class A	395,863
		1,139,563
	INSURANCE - 5.3%
10,586	Travelers Cos, Inc.	1,435,885

	INTERNET - 0.9%
11,600	Reis, Inc.	239,540

	LEISURE TIME - 1.8%
7,500	Carnival Corp.	497,775

	LODGING - 5.7%
20,000	ILG, Inc.	569,600
5,008	Marriott International, Inc., Class A	679,736
9,500	MGM Resorts International	317,205
		1,566,541
	MEDIA - 11.4%
3,641	AMC Networks, Inc., Class A *	196,905
18,268	Comcast Corp., Special Class A	731,633
13,580	Discovery Communications, Inc., Class C *	287,489
18,653	MSG Networks, Inc., Class A *	377,723
1,341	Time, Inc.	24,742
10,703	Tribune Media Co.	454,556
9,500	Walt Disney Co.	1,021,345
		3,094,393

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	PHARMACEUTICALS - 6.4%
7,500	Bristol-Myers Squibb Co.	$459,600
2,500	Johnson & Johnson	349,300
25,500	Pfizer, Inc.	923,610
		1,732,510
	REAL ESTATE - 0.1%
4,166	Trinity Place Holdings, Inc. *	28,954

	RETAIL - 13.3%
5,000	CVS Health Corp.	362,500
8,600	Home Depot, Inc.	1,629,958
3,000	McDonald’s Corp.	516,360
10,464	Tapestry, Inc.	462,823
3,800	Target Corp.	247,950
23,830	Wendy’s Co.	391,289
		3,610,880
	SEMICONDUCTORS - 1.4%
8,000	Intel Corp.	369,280

	SOFTWARE - 5.8%
18,500	Microsoft Corp.	1,582,490

	TELECOMMUNICATIONS - 1.4%
10,000	Cisco Systems, Inc.	383,000

	TRANSPORTATION - 2.2%
5,000	United Parcel Service, Inc., Class B	595,750

	TOTAL COMMON STOCK (Cost - $10,281,498)	23,706,934

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 13.2%
2,766,122	Dreyfus Institutional Preferred Government Money Market Fund - Premier Shares, 0.96% **	$2,766,122
821,496	Milestone Treasury Obligations Portfolio - Institutional Class, 1.12% **	821,496
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,587,618)	3,587,618

	TOTAL INVESTMENTS - 100.3% (Cost - $13,869,116)	$27,294,552
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.3)%	(74,578)
	NET ASSETS - 100.0%	$27,219,974

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2017.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investment securities, at cost	$13,869,116
Investment securities, at value	$27,294,552
Dividends and interest receivable	16,194
Prepaid expenses and other assets	8,084
TOTAL ASSETS	27,318,830

LIABILITIES
Payable for Fund shares repurchased	170
Advisory fees payable	11,918
Management fees payable	10,408
Distribution fees (12b-1) payable	12,568
Payable to related parties	25,991
Audit fees payable	17,273
Accrued expenses and other liabilities	20,528
TOTAL LIABILITIES	98,856
NET ASSETS	$27,219,974

Net Assets Consist Of:
Paid in capital	$13,879,277
Accumulated net realized loss from security transactions	(84,739)
Net unrealized appreciation on investments	13,425,436
NET ASSETS	$27,219,974

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,025,597
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$26.54
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$27.94

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$537,013
Interest	19,064
TOTAL INVESTMENT INCOME	556,077

EXPENSES
Investment advisory fees	128,057
Management fees	128,057
Distribution (12b-1) fees	64,028
Administrative services fees	48,349
Legal Fees	47,600
Transfer agent fees	35,230
Accounting services fees	25,635
Audit Fees	17,311
Directors’ fees and expenses	16,075
Printing and postage expenses	14,305
Compliance officer fees	13,290
Insurance expense	12,775
Custodian fees	8,790
Registration fees	840
Other expenses	8,030
TOTAL EXPENSES	568,372
Less:
Fees waived by the Advisor	(60,020)
Fees waived by the Manager	(60,020)
NET EXPENSES	448,332
NET INVESTMENT INCOME	107,745

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	257,632
Net change in unrealized appreciation of investments	3,343,757
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,601,389

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,709,134

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income	$107,745	$31,775
Net realized gain from security transactions	257,632	399,264
Net change in unrealized appreciation on investments	3,343,757	1,199,706
Net increase in net assets resulting from operations	3,709,134	1,630,745

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(109,422)	(33,725)
From net realized gains	(343,660)	(397,508)
Net decrease in net assets from distributions to shareholders	(453,082)	(431,233)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	442,026	427,707
Net asset value of shares issued in reinvestment of distributions to shareholders	437,432	415,017
Payments for shares redeemed	(1,348,125)	(1,608,921)
Net decrease in net assets from capital share transactions	(468,667)	(766,197)

TOTAL INCREASE IN NET ASSETS	2,787,385	433,315

NET ASSETS
Beginning of year	24,432,589	23,999,274
End of year *	$27,219,974	$24,432,589
* Includes accumulated net investment income of:	$—	$—

CAPITAL SHARE ACTIVITY
Shares Sold	17,645	19,439
Shares Reinvested	16,476	17,533
Shares Redeemed	(53,905)	(71,843)
Net decrease in shares outstanding	(19,784)	(34,871)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$23.37	$22.22	$22.86	$20.73	$16.10
Activity from investment operations:
Net investment income (loss)(1)	0.10	0.03	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	3.52	1.54	(0.06)	2.58	4.82
Total from investment operations	3.62	1.57	(0.02)	2.57	4.79
Paid-in-Capital from Redemption Fees (1)	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.11)	(0.03)	—	—	—
Net realized gains	(0.34)	(0.39)	(0.62)	(0.44)	(0.16)
Total distributions	(0.45)	(0.42)	(0.62)	(0.44)	(0.16)
Net Asset Value, End of Year	$26.54	$23.37	$22.22	$22.86	$20.73
Total Return (3)	15.48%	7.04%	(0.11)%	12.52%	29.76%
Net Assets, End of Year	$27,219,974	$24,432,589	$23,999,274	$24,231,413	$22,311,000
Ratio of gross expenses to average net assets (4)	2.22%	2.19%	2.14%	2.33%	2.31%
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	0.42%	0.13%	0.19%	(0.05)%	(0.15)%
Portfolio Turnover Rate	2%	4%	7%	3%	7%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Advisor and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Fund’s Board of Directors (the “Board”). The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2017 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$23,706,934	$—	$—	$23,706,934
Short-Term Investments	3,587,618	—	—	3,587,618
Total	$27,294,552	$—	$—	$27,294,552

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2014 to December 31, 2016, or expected to be taken in the Fund’s December 31, 2017 year-end tax returns.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $390,822 and $1,515,070, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2017, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Boyar Value Fund	$13,870,630	$13,578,093	$(154,171)	$13,423,922

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until at least January 1, 2019, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor (“Rule 12b-1 fees”) exceed 1.75% per annum of the Fund’s average daily net assets, such excess amount shall be the liability of the Manager. For the year ended December 31, 2017, the Manager and the Advisor waived fees in the amount of $60,020 and $60,020, respectively.

To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund’s average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o	first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund’s 12b-1 Plan; and

o	thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund’s Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of December 31, 2017, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$104,848	December 31, 2018
$120,040	December 31, 2019

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2017, the Distributor received $2,628 from front-end sales charges, of which $290 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”),

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. GFS’s share of such fees collected for the year ended December 31, 2017 was $6,950. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2017, Vector Group Ltd. held approximately 33.2% while National Financial Services LLC held 46.5% of the voting securities of the Boyar Value Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2017, the Fund did not assess any redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. There were no such charges assessed for the year ended December 31, 2017.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Ordinary Income	$109,422	$31,775
Long-Term Capital Gain	343,660	399,458
	$453,082	$431,233

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$—	$(83,225)	$13,423,922	$13,340,697

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales of $1,514.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $83,225.

Permanent book and tax differences attributable to the re-class of distributions for tax purposes at December 31, 2017 were as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income	Gains
$(1,677)	$84,278	$(82,601)

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of
Boyar Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Boyar Value Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Boyar Value Fund, Inc. since 2009.

Philadelphia, Pennsylvania
February 27, 2018

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	7/1/17	12/31/17	7/1/17 – 12/31/17	7/1/17 – 12/31/17
Actual	$1,000.00	$1,083.80	$9.19	1.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**	Annualized.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”), and management agreement with Ladenburg Thalmann Fund Management, LLC (the “Manager”; and such agreements, the “Agreements”).

At a Board meeting held on November 14, 2017, the Fund’s Board of Directors, including all the Independent Directors, approved the continuation of the Agreements. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements. The Independent Directors were informed that, in selecting the Adviser and the Manager and approving the continuance of the Agreements, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of two peer groups of mutual funds, the first of which consisted of the Fund and other large-cap value funds and the second of which consisted of the Fund and other large-cap blend funds (the “Performance Universes”), as classified by Morningstar and objectively selected by the Fund’s administrator as comparable to the Fund based upon criteria previously specified by the Independent Directors and used in the prior year, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser and the Manager.

As part of the review of the continuance of the Investment Advisory Agreement and the Management Agreement, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees (individually and together), 12b-1 fees, and other non-management fees, to those incurred by the Performance Universes; (ii) the Fund’s average expense ratio to those of its Performance Universes (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Performance Universes and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s (together with its affiliates’) profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non-performance-based methodology used by the administrator to determine the Performance Universes to prepare its information and the rationale for including both Performance Universes, which was consistent with that used in the previous year.

The Board considered several matters in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreements.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

Investment Performance. First, the Board reviewed the Fund’s overall investment performance as compared to its Performance Universes and the Fund’s benchmark index. The Board noted that the Fund underperformed the mean performance of the Performance Universes and the benchmark index over the one-, two-, three-, five- and ten-year periods ended September 30, 2017, except that the Fund outperformed the mean of the Large Value Performance Universe for the three-year period ended September 30, 2017. Given the Adviser’s long-term strategy and that the Fund’s performance is lowered by its expense ratio, the Board concluded that the Fund’s performance was satisfactory.

Personnel and Methods. The Board next reviewed the background of Mr. Boyar, the portfolio manager who has been responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy. The Independent Directors also engaged in discussions with Mr. Boyar and considered the Adviser’s staff responsible for assisting Mr. Boyar in the overall functioning of the Adviser, and the Manager and members of its staff who are responsible for the overall functioning of the Manager. Based on the Independent Directors’ review, the Board concluded that the Fund’s management team and the Adviser’s overall resources and the Manager’s overall resources (in conjunction with those of its affiliates that it relies upon) were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement. The Board considered the favorable history, reputation, continuity, qualifications and background of the Adviser, as well as the qualifications of its personnel. The Board concluded that the personnel and methods were satisfactory.

Fees and Expenses. The Board then considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universes. The Board noted that the Fund had a higher overall combined management fee and advisory fee rate than the mean advisory fee rate of its Performance Universes, and that the Fund has a lower expense ratio (both gross and net) than the mean expense ratio (both gross and net) of its Large Blend Performance Universe and a higher expense ratio (both gross and net) than the mean expense ratio (both gross and net) of its Large Value Performance Universe. The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving effect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s principal underwriter have since the Fund’s inception (or since the date on which they became service providers to the Fund in the case of the Manager and the principal underwriter) voluntarily agreed to waive all or portion of their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets. The Board noted that, after giving effect to the above described expense limitation, the Adviser and the Manager received a relatively modest dollar amount of advisory and management fees from the Fund for the 2016 calendar year). Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services; Profitability. The Board next considered the nature, quality, cost and extent of other services provided by the Adviser and the Manager. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs and also received reports regarding the effectiveness of the Manager’s compliance program. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager were satisfactory, reliable and beneficial to the Fund’s shareholders. The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current fee waivers and periodic reimbursements being made in order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the Manager believed they made a profit under the Agreements in the prior year. Further, given the expenses

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

reimbursed to the Fund in prior years in order to maintain the Fund’s expense ratio at 1.75%, the Manager stated that it and its affiliate, the Fund’s principal underwriter, have not cumulatively made a profit under their arrangements with the Fund since the date on which they became service provides to the Fund.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universes, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. As noted above, the Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund. The Board was informed that the Manager does not manage any other accounts.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that: (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

Directors and Officers Biographical Information

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar (2) 6 East 32nd Street New York, NY 10010 Age: 75	Chairman	Since Inception	President, Boyar Asset Management, Inc., (1983 – present); President, Mark Boyar & Co., Inc., (1979 – present); Partner, Boyar G.P. Holdings Ltd., (1990 – present); Managing Member, Ebbets Field Association LLC, (1998 – present); Manager, Boyar’s Intrinsic Value Research LLC., (2010 – present)	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 - present; Chairman, N.R.M.B. Management, Inc., February 1988 - present

DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 366 Madison Avenue, 12th Floor New York, NY 10017 Age: 59	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, (2002 – present).	1	Chairman, Recognition Media, LLC, December 2003 – present; Director, Dab-O -Matic Corp, April 2000 – present.

Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Age: 70	Director	Since Inception	President, Spartan Petroleum Corp., (1974 – present).	1	Director, Griffon Corp., February 1995 – present; Trustee,
Richard Finkelstein 500 NE Spanish River Blvd., Suite 108 Boca Raton, FL 33431 Age: 68	Director	Since Inception	President, Merit Builders, Inc. 2012-Present; Partner, Ascend Properties, LLC (2013 - present).	1	None
OFFICERS
Sam Singh 80 Arkay Drive Suite 110 Hauppauge, NY 11788 Age: 48	President	February 2016 – present	Vice President, Gemini Fund Services, LLC (2015 - present); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Dawn Borelli 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 45	Treasurer	February 2011 – present	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (2010 - present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 Age: 38	Secretary	August 2012-present	Senior Paralegal, Gemini Fund Services, LLC (2013 - present)..	N/A	N/A
Michael J. Wagner 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 67	Chief Compliance Officer	August 2014 -Present	President of Northern Lights Compliance Services, LLC (2006 - present).	N/A	N/A

(1)	Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2)	Mr. Boyar is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-800-266-5566.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■        Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER
Ladenburg Thalmann Fund Management, LLC
520 Madison Avenue, 9th Floor
New York, New York 10022

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $15,250

2016 - $15,250

2015 - $14,750

2014 - $14,750

2013 - $14,750

2012 - $14,750

(b)	Audit-Related Fees

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(c)	Tax Fees

2017 - $2,000

2016 - $2,000

2015 - $2,000

2014 - $2,000

2013 – $2,000

2012 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2013   2012   2014    2015    2016   2017

Audit-Related Fees:        0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

Tax Fees:                       0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

All Other Fees:               0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 3/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 3/5/18

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 3/5/18

* Print the name and title of each signing officer under his or her signature.